FIRST AMENDMENT TO LEASE

FIRST AMENDMENT TO LEASE (“First Amendment”) dated as of the 2nd day of October, 2000 by and between The Graham Group, Inc., an Iowa corporation (hereinafter referred to as “Landlord”), and Equitable Life Insurance Company of Iowa, an Iowa corporation (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant executed that certain “Lease Agreement” dated August 31, 1995 (hereinafter referred to as the “Lease”); and

WHEREAS, the City of Des Moines (the “City”) in order to accomplish a planned expansion by Allied Life Insurance Company and under threat of condemnation has requested that Landlord convey to the City two surface parking lots currently leased to Tenant under the Lease; and

WHEREAS, in order to accommodate the City, Landlord and Tenant have agreed amend the Lease to allow for the conveyance of the two surface parking lots, provided such amendment provides for substitute parking for Tenant under the Lease and also satisfies other terms and conditions established by Landlord and Tenant, including without limitation, the preservation of all options, priorities and rights granted to, held and enjoyed by Tenant under the terms of the Lease.

NOW, THEREFORE, in consideration of the respective covenants and agreements hereinafter set forth, the parties hereto hereby amend the Lease, as follows:

1.	The list of Exhibits at the bottom of the third unnumbered page of the Table of
Contents for the Lease is hereby revised to read as follows:

“Exhibit A -    Legal Description (Demised Premises, Parcel One and Parcel Two)

Exhibit B -	Legal Description (Principal Land, Hubbell Land, Energy Land and Graham's Fine Arts Land)

Exhibit C -    Methodology Letter

Exhibit D -     Landlord Special Warranty Deed (North-half of the Site)

Exhibit E -    Landlord Special Warranty Deed (Hubbell Land)

Exhibit F -    Tenant Special Warranty Deed (Hubbell Land and Hubbell Ramp)”

2.	Article 24.1(iv) of the Lease is hereby revised to read as follows:

“(iv)    100 parking spaces located on the surface level of land known as the
North half of the block bordered by 9th Street on the East, 10th Street on the West, Locust Street on the North and Walnut Street on the South, Des Moines, Iowa (the “Hubbell Land”) and more particularly described in Exhibit “B” attached hereto and incorporated herein by this reference (such 100 parking spaces will be replaced by 100 parking spaces in the Hubbell Ramp, as defined in Section 24.5, which is to be constructed in connection with the development of the Phase 2 - Building);”

3.	Article 24.1(v) of the Lease is hereby revised to read as follows:

“(v)    60 parking spaces located on the surface level of land known as the
Northwest quarter of the block bordered by 8th Street on the East, 9th Street on the West, Locust Street on the North and Walnut Street on the South, Des Moines, Iowa (the “Energy Land”) and more particularly described in Exhibit “B” attached hereto and incorporated herein by this reference; and”

4.	Article 24.2(d) and 24.2(e) of the Lease are hereby revised to read as follows:

“(d)	The monthly parking rate for the surface parking spaces being used on the Hubbell Land shall be Thirty and No/100 Dollars ($30.00);

(e)	The monthly parking rate for the surface parking spaces being used on the Energy Land shall be Thirty and No/100 Dollars ($30.00);”

5.	The first sentence of the second unnumbered paragraph of Article 24.2 of the Lease is hereby revised to read as follows:

“Notwithstanding the above, after the second lease year, Landlord may increase or decrease parking rates for Parking Permits so as to reflect reasonable increases in Landlord's expenses associated with such Parking Permits (provided, however, that Landlord may not request an increase based on any increase in property taxes resulting from the substitution of the Hubbell Land and the Energy Land for the DMDC Land and the 12th Street Parking Land); and, provided, further, that any such annual increase shall not exceed any annual increase in the Consumer Price Index (the “CPI”) for such lease year; and, provided, further, parking rates for the 150 parking spaces for vehicles in the Principal Garage may be increased or decreased pursuant to the terms and conditions of the Principal Parking Agreement.”

6.	The words “DMDC Ramp” in line 10 of Article 24.3 of the Lease are hereby revised to read “Hubbell Ramp.”

7.	The words “DMDC Land” in line 14 of Article 24.3 of the Lease are hereby revised to read “Hubbell Land.”

8.The phrase “DMDC Ramp” wherever it appears in Article 24.5(i) of the Lease is hereby revised to read “Hubbell Ramp.”

9.The phrase “DMDC Land” wherever it appears in Article 24.5(i) of the Lease is hereby revised to read “Hubbell Land” except for where it appears in the following language in the middle of Article 24.5(i): “…Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), plus reasonable costs incurred by Landlord in preparing the DMDC Land for surface parking as required by this Lease,…” That language is hereby revised to read as follows: “…Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) plus reasonable costs incurred by Landlord in preparing the DMDC Land for surface parking as required by the August 31, 1995 Lease (no costs are to be paid by Tenant in connection with the preparation for parking of the Hubbell Land),..”

10.In Article 24.5(ii), the phrase “…Two Hundred Fifty Thousand and No/100 Dollars plus reasonable costs incurred by Landlord in preparing the DMDC Land for surface parking required by this Lease,” is hereby revised to read “…Two Hundred Fifty Thousand and No/100 Dollars plus reasonable costs incurred by Landlord in preparing the DMDC Land for surface parking as required by the August 31, 1995 Lease (no costs are to be paid by Tenant in connection with the preparation for parking of the Hubbell Land).”

11.The phrase “DMDC Ramp” wherever it appears in Article 24.5(ii) of the Lease is hereby revised to read “Hubbell Ramp.”

12.The phrase “DMDC Land” wherever it appears in Article 24.5(ii) of the Lease is hereby revised to read “Hubbell Land.”

13.The phrase “DMDC Ramp” wherever it appears in Article 24.6 of the Lease is hereby revised to read “Hubbell Ramp.”

14.The phrase “DMDC Land” wherever it appears in Article 24.6 of the Lease is hereby revised to read “Hubbell Land.”

15.The phrase “DMDC Land” wherever it appears in Article 25.14 of the Lease is hereby revised to read “Hubbell Land.”

16.The phrase “Landlord covenants and warrants that: (i) Landlord is the fee owner of the Site, DMDC Land, 12th Street Parking Land and Graham's Fine Arts Land;” appearing in the first unnumbered paragraph of Article 28 is hereby revised to read “Landlord covenants and warrants that: (i) Landlord is the fee owner of the Site, Hubbell Land, Energy Land and Graham's Fine Arts Land;.”

17.The phrase “DMDC Land” wherever it appears in Article 32.2 of the Lease is hereby revised to read “Hubbell Land.”

18.The phrase “12th Street Parking Land” wherever it appears in Article 32.2 of the Lease is hereby revised to read “Energy Land.”

19.The following language is hereby added at the end Article 41 of the Lease: “The parties will prepare and record an amendment to such Memorandum of Lease reflecting the substitution of the Hubbell Land for the DMDC Land and the substitution of the Energy Land for the 12th Street Parking Land.”

20.The phrase “DMDC Ramp” appearing in Article 50 of the Lease is hereby revised to read “Hubbell Land.”

21.The phrase “DMDC Ramp” appearing in Article 50 of the Lease is hereby revised to read “Hubbell Ramp.”

22.Exhibit B of the Lease is hereby deleted; and in lieu thereof, the document attached hereto and labeled “Exhibit B” is hereby substituted.

23.Exhibit E of the Lease is hereby deleted; and in lieu thereof, the document attached hereto and labeled “Exhibit E” is hereby substituted.

24.Exhibit F of the Lease is hereby deleted; and in lieu thereof, the document attached hereto and labeled “Exhibit F” is hereby substituted.

25.Tenant as of the date of this First Amendment to Lease currently is using the parking lots defined as the “DMDC Land” and the “12th Street Parking Land” under the Lease. Landlord shall complete all work necessary to prepare the Hubbell Land and Energy Land for use by Tenant as surface parking lots and shall keep, or cause to be kept, such new parking lots in good order, condition and repair. The transition by Tenant from its use of the DMDC Land and 12th Street Parking Land to its use of the Hubbell Land and Energy Land shall be pursuant to the written plan and schedule attached hereto as Exhibit G.

26.The following new Article 56 is hereby added to the Lease:

“ARTICLE 56

PRIVATE BRIDGE AGREEMENT

Landlord has entered into, or will enter into, a Private Pedestrian Bridge Agreement on or about even date herewith the City of Des Moines (herein “Private Bridge Agreement”) allowing for the future construction and operation of a private skybridge connect the Hubell Ramp to the Building and any future building on the north half of the Site as anticipated herein. The Private Bridge Agreement is fully assignable by Landlord to Tenant. If Tenant purchases the Hubbell Land from Landlord pursuant to the terms of this Lease, Landlord agrees to assign to Tenant all of its rights under the Private Bridge Agreement at the same time title to the Hubbell Land is conveyed by Landlord to Tenant. Contemporaneous with such assignment, Landlord at Tenant's request, agrees to create, grant and convey to Tenant, its successors and assigns, permanent, appurtenant easements running with the land granting Tenant reasonable ingress and egress through the Building to and from the Hubbell Land and to and from any building constructed on the north half of the Site. The obligations of Landlord imposed by this Article 56 shall be binding on Landlord and its successors and assigns. Landlord shall cooperate with Tenant in good faith in Tenant's enforcement of the requirements of the Private Bridge Agreement against the City of Des Moines, its successors or assigns.”

27.The above reflect all of the amendments to the Lease.

28.This First Amendment is an all respects subject to, and shall not be effective until, the execution or issuance of all of the following on or before October 2, 2000: (A) a written consent of Union Labor Life Insurance Company (the mortgagee under the Lease) consenting to the terms and conditions of this First Amendment and (B) receipt by Tenant of the following items which are acceptable to it, in its sole and absolute discretion: (i) an amendment to that certain Subordination, Nondisturbance and Attornment Agreement dated October 15, 1997 by and between Union Labor Life Insurance Company, Landlord and Tenant approved and executed by all parties; (ii) the “Private Bridge Agreement” between City and Landlord allowing for the future construction of a private skybridge connecting the Hubbell Ramp to the Building (and any future building on the north half of the Site) on terms acceptable to Landlord and Tenant; (iii) a duly recorded deed of air rights envelope from City to Landlord and its successors and/or assigns as their interests may appear; (iv) an amendment to the Memorandum of Lease recorded at Book 7268, Page 548 of the Polk County records with terms acceptable to Landlord and Tenant, which amendment must also be duly recorded; (v) title endorsements to Tenant's leasehold title insurance policy issued by First American Title Insurance Company in connection with the execution of the Lease which are acceptable to Tenant and its counsel insuring the enforceability of the above documents and confirming the preservation of all rights, options and priorities granted to Tenant under the original lease; (vi) a legal opinion from counsel satisfactory to Landlord and Tenant and its counsel relating to the legality and enforceability of the above agreements with the City; (vii) completion of the work as described in the written plan and schedule attached hereto as Exhibit G.

IN WITNESS WHEREOF, the parties have caused this First Amendment to Lease to be executed as of the day and year first above written.

LANDLORD:

THE GRAHAM GROUP, INC. an Iowa
corporation

By /s/ George D. Milligan
Name    George D. Milligan
Title    President

ATTEST:

By /s/ Charles R. Taylor
Name    Charles R. Taylor
Title     Secretary

TENANT

EQUITABLE LIFE INSURANCE
COMPANY OF IOWA, an Iowa
corporation

By /s/ Christopher R. Welp
Name    Christopher R. Welp
Title    C.O.O.

ATTEST:

By /s/ Janet K. Altes
Name    Janet K. Altes
Title    Exec. Asst.

FOR LANDLORD:

STATE OF IOWA        )
)SS:
COUNTY OF POLK        )

On this 28th day of July, 2000, before me a Notary Public in and for the State of Iowa, personally appeared George D. Milligan and Charles R. Taylor, to me personally known, who, being duly sworn, did say that they are the President and Secretary, respectively, of THE GRAHAM GROUP, INC., an Iowa corporation, and that the foregoing First Amendment to Lease was signed and sealed on behalf of said corporation and the said George D. Milligan and Charles R. Taylor acknowledged the execution of said instrument to be the voluntary act and deed of said corporation for the uses and purposes therein set forth.

_________/s/ Jody L. Webb______
Notary Public in and for the State
of IOWA

My Commission Expires:    9-11-01

FOR TENANT:

STATE OF IOWA        )
)SS:
COUNTY OF POLK        )

On this 28th day of July, 2000, before me a Notary Public in and for the State of Iowa, personally appeared C.R. Welp and Janet K. Altes to me personally known, who, being by me duly sworn, did say that they are the C.O.O. and Exec. Asst., respectively, of EQUITABLE LIFE INSURANCE COMPANY OF IOWA, and Iowa corporation, and that the foregoing First Amendment to Lease was signed and sealed on behalf of said corporation, and the said C.R. Welp and Janet K. Altes acknowledged the execution of said instrument to be the voluntary act and deed of said corporation for the uses and purposes therein set forth.

_________/s/ Jody L. Webb______
Notary Public in and for the State
of IOWA

My Commission Expires:    9-11-01

EXHIBIT “B”

LEGAL DESCRIPTION

HUBBELL LAND - PARCEL 1

Lots 3, 4, 5 and 6; and all that part of the North-South Alley Right of Way lying West of an adjoining Lots 3 and 4; All in Block 5, West Fort Des Moines, an Official Plat, All now included in and forming a part of the City of Des Moines, Polk County, Iowa.

ENERGY LAND                - PARCEL 2

Lots 5 and 6 in Block 6 and all that part of the east/west alley right-of-way south of and adjoining Lot 6 in Block 6, all in WEST FORT DES MOINES, an Official Plat, all now included in and forming a part of the City of Des Moines, Iowa.

GRAHAM'S FINE ARTS LAND - PARCEL 3

Lot 6 (except the North 7 feet for street purposes) and all of Lot 5, Block 3 in CAMPBELL AND McMULLEN ADDITION, now included in and forming a part of the City of Des Moines, Iowa.

PRINCIPAL LAND - PARCEL 4

Lots 1, 2, 3, 4 and 5 of the OFFICIAL PLAT OF LOTS 1, 2 and 3 Block 3 of HOLCOMB'S ADDITION TO FORT DES MOINES; Lots 4, 5 and 6 in Block 3 in HOLCOMB'S ADDITION TO FORT DES MOINES; Lots 2, 3, 4 and 5 in Block 60 in CAMPBELL AND MCMULLEN ADDITION TO TOWN OF FORT DES MOINES; Lot 3 of the OFFICIAL PLAT of the Southwest Quarter (SW ¼) of Section 4, Township 78 North, Range 24, West of the 5th P.M.; and all of the Vacated North/South alley right-of-way lying East of and adjoining said Lot 4 in Block 60 in Campbell and McMullen. Addition to Town of Fort Des Moines and lying East of and adjoining Lots 4 and 6 in Block 3 in Holcomb's Addition to Fort Des Moines, all now included in and forming a part of the city of Des Moines, Iowa.

EXHIBIT “E”

SPECIAL WARRANTY DEED

EXHIBIT 1

Permitted Exceptions

1.	Items to which Equitable Life Insurance Company of Iowa is a party of record.

2.	Survey matters first appearing after the date hereof.

3.	Parties in possession (month to month agreements).

4.	Real Estate Taxes then due but not payable and delinquent.

EXHIBIT “F”

SPECIAL WARRANTY DEED

EXHIBIT 1

Permitted Exceptions

1.	Items to which Equitable Life Insurance Company of Iowa is a party of record.

2.	Survey matters first appearing after the date hereof.

3.	Parties in possession (month to month agreements).

4.	Real Estate Taxes then due but not payable and delinquent.

EXHIBIT G

1.	Up to 147 parking spaces will be available for use by Tenant on the Hubbell Land and Energy Land on and after October 2, 2000.

2.	Up to 25 additional surface parking spaces will be available for use by Tenant on the Hubbell Land on and after July 2, 2001.

All parking spaces will be constructed of first class materials and will be completed in a good and workmanlike manner on or before the dates set forth above. The parking lots containing such parking spaces will be designed with control and access features substantially similar to the parking lots they are replacing, including without limitation, parking spaces which are 16 feet by 8 feet 6 inches, access controlled by gates and electronic access cards, available to each of Tenant's employees parking in such lots.

HUBBELL LAND

PARKING LOT DIAGRAM

ENERGY LAND

PARKING LOT DIAGRAM